Exhibit 10.13

                 SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$4,250,000                                                Rockville, Maryland
                                                                April 8, 2005

      FOR VALUE RECEIVED, ARGAN, INC., a corporation organized under the laws of the State of Delaware ("Argan"), SOUTHERN MARYLAND CABLE, INC., a corporation organized under the laws of the State of Delaware ("SMCI") and VITARICH LABORATORIES, INC., a corporation organized under the laws of the State of Delaware (each a "Borrower" and collectively "Borrowers"), jointly and severally promise to pay to the order of BANK OF AMERICA, N.A., a national banking association (the "Lender"), the principal sum of FOUR MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($4,250,000) (the "Principal Sum"), or so much thereof as has been or may be advanced or readvanced to or for the account of the Borrowers pursuant to the terms and conditions of this Amended and Restated Revolving Credit Note (including all renewals, extensions or modifications hereof, this "Note"), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

      1. Interest.

      Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the LIBOR Rate plus three and one quarter percent (3.25%) per annum. For purposes hereof, the "LIBOR Rate" shall mean a daily fluctuating rate equal to the one
(1) month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the one (1) month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 A.M. (London, time), on the second preceding business day, as adjusted from time to time in the Lender's sole discretion for then-applicable reserve requirements, deposits insurance assessment rates and other regulatory costs. If for any reason such rate is not available, the term "LIBOR Rate" shall mean the fluctuating rate of interest equal to the one (1) month rate of interest (rounded upwards, if necessary to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the one (1) month London interbank offered rate for deposits in U.S. Dollars at approximately 11:00 a.m. (London
Time) on the second preceding business day, as adjusted from time to time for then-applicable reserve requirements, deposit insurance assessment rates and other regulatory costs; provided, however, if more than one rate is specified on Reuters Screen LIBO page, the applicable rate shall be the arithmetic mean of all such rates.

      The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the LIBOR Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

      2. Payments and Maturity.

      The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

      (a) Interest only on the unpaid Principal Sum shall be due and payable monthly, commencing April 30, 2005, and on the last day of each month thereafter to maturity; and

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      (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on May 31, 2006.

      The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

      Borrower hereby authorizes Lender to automatically deduct from Borrower's account numbered 003939628068 the amount of each payment of principal (including without limitation the principal payment due on the final maturity date) and/or interest on the dates such payments become due. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate automatic payments as provided in this paragraph.

      3. Default Interest.

      Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at the Post-Default Rate until such Event of Default is cured.

      4. Late Charges.

      If the Borrowers shall fail to make any payment under the terms of this Note within five (5) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

      5. Application and Place of Payments.

      All payments, made on account of this Note shall be applied first to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Rockville, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers.

      6. Financing Agreement and Other Financing Documents.

      This Note is the "Revolving Credit Note" described in a Financing and Security Agreement, dated August 19, 2003, by and among Argan, SMCI and the Lender (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement"). This Note increases, amends and restates in its entirety that certain Amended and Restated Revolving Credit Note (the "Prior Note") in the maximum principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000) dated August 31, 2004 from the Borrowers in favor of the Lender. It is expressly agreed that the indebtedness evidenced by the Prior Note has not been extinguished or discharged hereby. The Borrowers and the Lender agree that the execution of this Note is not intended to and shall not cause or result in a novation with respect to the Prior Note. The indebtedness evidenced by this Note is included within the meaning of the term "Obligations" as defined in the Financing Agreement. The term "Financing Documents" as used in this Note shall mean collectively this Note, the Term Note, the Financing Agreement and any other instrument, agreement, or document previously, simultaneously, or hereafter executed and delivered by any Borrower and/or any other Person, singularly or jointly with any other Person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note and/or the Financing Agreement.

      7. Security.

      This Note is secured as provided in the Financing Agreement.

      8. Events of Default.

      The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

            (a) The failure of any Borrower to pay to the Lender within five (5) days of when due any and all amounts payable by any Borrower to the Lender under the terms of this Note; or

            (b) The occurrence of an Event of Default (as defined therein) under the terms and conditions of any of the other Financing Documents.

      9. Remedies.

      Upon the occurrence of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other Person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws. The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

      10. Confessed Judgment.

      Upon the occurrence of an Event of Default, each Borrower hereby authorizes any attorney designated by the Lender or any clerk of any court of record to appear for the Borrowers in any court of record and confess judgment without prior hearing against the Borrowers in favor of the Lender for and in the amount of the unpaid Principal Sum, all interest accrued and unpaid thereon, all other amounts payable by any Borrower to the Lender under the terms of this Note or any of the other Financing Documents, costs of suit, and attorneys' fees of fifteen percent (15%) of the unpaid Principal Sum and interest then due hereunder. By its acceptance of this Note, the Lender agrees that in the event the Lender exercises at any time its right to confess judgment under this Note, the Lender shall use its best efforts to obtain legal counsel who will charge the Lender for its services on an hourly basis, at its customary hourly rates and only for the time and reasonable expenses incurred. In no event shall the Lender enforce the legal fees portion of a confessed judgment award for an amount in excess of the fees and expenses actually charged to the Lender for services rendered by its counsel in connection with such confession of judgment and/or the collection of sums owed to the Lender. In the event the Lender receives, through execution upon a confessed judgment, payments on account of attorneys' fees in excess of such actual attorneys' fees and expenses incurred by the Lender, then, after full repayment and satisfaction of all of the obligations under and in connection with this Note, the Financing Agreement and all of the other Financing Documents, the Lender shall refund such excess amount to the Borrowers. Each Borrower hereby releases, to the extent permitted by applicable law, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which any Borrower may otherwise be entitled under the laws of the United States of America or of any state or possession of the United States of America now in force or which may hereafter be enacted. The authority and power to appear for and enter judgment against the Borrowers shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdictions as often as the Lender shall deem necessary or desirable, for all of which this Note shall be a sufficient warrant.

      11. Expenses.

      Each Borrower promises to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses and all court costs.

      12. Notices.

      Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 8.1 of the Financing Agreement.

      13. Miscellaneous.

      Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

      Until such time as the Lender is not committed to extend further credit to the Borrowers and all Obligations of the Borrowers to the Lender have been indefeasibly paid in full in cash, and subject to and not in limitation of the provisions set forth in the next following paragraph below, no Borrower shall have any right of subrogation (whether contractual, arising under the bankruptcy code or otherwise), reimbursement or contribution from any Borrower or any guarantor, nor any right of recourse to its security for any of the debts and obligations of any Borrower which are the subject of this Note. Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations of any Borrower to any other Borrower are hereby subordinated to the full payment and performance of all present and future debts and obligations to the Lender under this Note and the Financing Agreement and the Loan Documents, provided, however, notwithstanding anything set forth in this Note to the contrary, prior to the occurrence of a payment Default, the Borrowers shall be permitted to make payments on account of any of such present and future debts and obligations from time to time in accordance with the terms thereof.

      Each Borrower further agrees that, if any payment made by any Borrower or any other person is applied to this Note and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any property hereafter securing this Note is required to be returned by the Lender to any Borrower, its estate, trustee, receiver or any other party, including, without limitation, such Borrower, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Borrower's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such lien, security interest or other collateral hereafter securing such Borrower's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender, this Note (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Borrower in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

      The JOINT AND SEVERAL obligations of each Borrower under this Note shall be absolute, irrevocable and unconditional and shall remain in full force and effect until the outstanding principal of and interest on this Note and all other Obligations or amounts due hereunder and under the Financing Agreement and the Loan Documents shall have been indefeasibly paid in full in cash in accordance with the terms thereof and this Note shall have been canceled.

      The Borrowers each shall be jointly and severally liable on the payment of the Obligations as and when due and payable in accordance with the provisions of this Note, the Financing Agreement and the other Loan Documents. The term "Borrowers" when used in this Note shall include all of the Borrowers, individually and jointly, and the Lender may (without notice to or consent of any or all of the Borrowers and with or without consideration) release, compromise, settle with, proceed against any or all of the Borrowers without affecting, impairing, lessening or releasing the obligations of the other Borrower hereunder.

      14. Partial Invalidity.

      In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

      15. Captions.

      The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note. 16. Applicable Law.

      16. Applicable Law.

      Each Borrower acknowledges and agrees that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere.

      17. Consent to Jurisdiction.

      Each Borrower irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note or any of the other Financing Documents. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection that any Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrowers and may be enforced in any court in which any Borrower is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon the Borrowers as provided in this Note or as otherwise permitted by applicable law.

      18. Service of Process.

      Each Borrower hereby irrevocably designates and appoints Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as each Borrower's authorized agent to receive on each Borrower's behalf service of any and all process that may be served in any suit, action, or proceeding instituted in connection with this Note in any state or federal court sitting in the State of Maryland. If such agent shall cease so to act, the Borrowers shall irrevocably designate and appoint without delay another such agent in the State of Maryland satisfactory to the Lender and shall promptly deliver to the Lender evidence in writing of such agent's acceptance of such appointment and its agreement that such appointment shall be irrevocable.

      Each Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to each Borrower and (b) serving a copy thereof upon the agent hereinabove designated and appointed by each Borrower as each Borrower's agent for service of process. Each Borrower irrevocably agrees that such service shall be deemed in every respect effective service of process upon the Borrowers in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrowers. Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against the Borrowers in the courts of any jurisdiction or jurisdictions.

      19. WAIVER OF TRIAL BY JURY.

      EACH BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH ANY BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

      THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT EACH HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed under seal by their duly authorized officers as of the date first written above.

WITNESS/ATTEST:                     ARGAN, INC.

______________________________      By:  /s/ Arthur Trudel         (SEAL)
                                       ---------------------------
                                       Name: Arthur Trudel
                                       Title: Vice President

WITNESS/ATTEST:                     SOUTHERN MARYLAND CABLE, INC.

______________________________      By:  /s/ Arthur Trudel         (SEAL)
                                       ---------------------------
                                       Name: Arthur Trudel
                                       Title: Vice President

WITNESS/ATTEST:                     VITARICH LABORATORIES, INC.

______________________________      By:  /s/ Arthur Trudel         (SEAL)
                                       ---------------------------
                                       Name: Arthur Trudel
                                       Title: Vice President